

CĪON Investment Corporation ("CĪON")

Fund Fact Sheet: Q4 2015

As of December 31, 2015

CĪON Investment Management, LLC manages CĪON Investment Corporation ("CĪON"), which is currently offering up to 100,000,000 shares of common stock. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This fund fact sheet is sales and advertising literature and must be preceded or accompanied by and read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering of securities to which it relates. Additional copies of the prospectus may be obtained by contacting CĪON Securities at 800.435.5697 or by visiting www.cionsecurities.com.

This fund fact sheet summarizes some of the features and transactions of CĪON as of the date indicated above (unless otherwise indicated herein). There is no assurance that additional similar transactions will be available to CĪON or that CĪON's investment portfolio composition going forward will be as described herein. Please read the CĪON prospectus, including the "Risk Factors" section, prior to making any investment decision and consider the risks, charges, expenses, and the other important information described therein.

Risks and limitations include, but are not limited to, the following: collateral securing senior secured debt may decrease in value; investment concentration risk; returns may be adversely affected by slow economic recovery as well as the downgrade in the US credit rating; value uncertainty of portfolio investments; share repurchase price may be lower than initial purchase price; portion of distributions may be a return of capital; management decisions may be subject to conflicts of interest; limited liquidity of shares; interest rate fluctuations may negatively impact our investments; magnified losses may result due to leveraging; possible significant fluctuation of net asset value.

FUND DESCRIPTION:

CĪON is a non-traded business development company, or BDC, that focuses on middle market loans. CĪON seeks to generate current income, and to a lesser extent, capital appreciation.

TARGET INVESTMENTS:

CĪON offers investors the opportunity to invest primarily in:

- Senior secured debt
- Private and thinly-traded U.S. middle market companies

SUITABILITY:

- Net worth of $70,000, plus $70,000 of annual gross income; or
- Net worth of $250,000

In addition to general suitability requirements, there are state-specific suitability requirements that must be met. For complete information, please refer to the suitability section of the prospectus. Net worth requirements are exclusive of home, home furnishings and automobiles.

FUND DATA:

Total Equity Raised: $1,061,520,545

Investment Minimum: $5,000

Distribution Reinvestment Price: 90% of the share price in effect on the date of purchase.

Cash Flow Objective: To provide monthly distributions[1]

Tax Reporting: Form 1099

HISTORICAL TOTAL INVESTMENT RETURN-NET ASSET VALUE

YTD	Since Inception
2.13%	21.87%

Total investment return-net asset value is a measure of the change in total value for shareholders who held CĪON's common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is presented on a "net" basis and reflects management and incentive fees, offering, organizational and other costs, interest expense on borrowed funds and other related expenses that are borne by investors, but excludes all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower. Please see Note 1 on Page 4 for more information.

SHARE PRICE (AS OF MARCH 30, 2016)

Brokerage	$9.55 per share*
Registered Investment Advisors	$8.86 per share

HISTORICAL BROKERAGE SHARE PRICE (AS OF MARCH 30, 2016)


$10.60
$10.40
$10.20
$10.00
$9.80
$9.60
$9.40
$9.20
$10.00
$10.04
$10.13
$10.19
$10.24
$10.32
$10.45
$10.20
$10.05
$9.95
$9.45
$9.40
$9.55
December 2012
February 2013
April 2013
June 2013
August 2013
October 2013
December 2013
February 2014
April 2014
June 2014
August 2014
October 2014
December 2014
February 2015
April 2015
June 2015
August 2015
October 2015
December 2015
February 2016
March 2016

Share price is determined on a weekly basis. Past performance is not indicative of future results.

CURRENT DISTRIBUTION RATES[1] (AS OF MARCH 30, 2016)

Brokerage	7.66%
Registered Investment Advisors	8.25%

*The public offering price is subject to a sales load of up to 10.0% (which consists of selling commissions of up to 7.0% and dealer manager fees of up to 3.0%) and offering costs of up to 1.5% of the actual gross proceeds raised. The offering price is also subject to adjustment as provided in the prospectus and pursuant to the terms of the offering. The offering price will be adjusted, if necessary, to ensure shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below net asset value per share. Past performance is not a guarantee of future results. Please see the current prospectus, as amended and supplemented, for more information. The current offering price will be listed in the prospectus, as amended and supplemented.

1. Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the relevant public offering price per share. The current distribution rate shown may be rounded.

The determination of the tax attributes of CĪON's distributions is made annually as of the end of CĪON's fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. CĪON intends to update shareholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on CĪON's common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

CĪON may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC ("IIG") and Apollo Investment Management, L.P. ("AIM"), which are subject to recoupment. Continued on page 4.

INVESTMENT COMPOSITION[2,3]

- First Lien Senior Secured Debt 55.38%
- Second Lien Senior Secured Debt 37.65%
- Collateralized Securities and Structured Products - Debt................ 3.12%
- Unsecured Debt..................................... 2.00%
- Collateralized Securities and Structured Products - Equity.............. 1.85%
- Equity.. 0%



FLOATING/FIXED RATE BREAKDOWN[2]

- Floating Rate Investments 96.69%
- Fixed Rate Investments 3.31%



INDUSTRY DIVERSIFICATION[2,3]

- Services: Business 16.4%
- Healthcare & Pharmaceuticals 13.2%
- High Tech Industries 12.3%
- Diversified Financials 5.0%
- Chemicals, Plastics & Rubber 4.8%
- Banking, Finance, Insurance & Real Estate 4.8%
- Beverage, Food & Tobacco 4.7%
- Construction & Building 4.5%
- Hotel, Gaming & Leisure 4.4%
- Retail 4.3%
- Other Industries 25.6%



REPRESENTATIVE HOLDINGS[2,3]

American Residential Services, LLC
Industry: Construction & Building
% of Portfolio: 1.33%

Blue Ribbon, LLC
Industry: Beverage, Food & Tobacco
% of Portfolio: 1.32%

Nathan's Famous, Inc.
Industry: Beverage, Food & Tobacco
% of Portfolio: 0.47%

F+W Media, Inc.
Industry: Media: Diversified & Production
% of Portfolio: 0.76%

Infiltrator Water Technologies, LLC
Industry: Construction & Building
% of Portfolio: 1.72%

Studio Movie Grill Holdings, LLC
Industry: Hotel, Gaming & Leisure
% of Portfolio: 1.40%

TOPPS Company, Inc.
Industry: Consumer Goods: Non-Durable
% of Portfolio: 0.41%

PODS, LLC
Industry: Services: Consumer
% of Portfolio: 0.74%

The preceding information summarizes certain CĪON holdings as of the date indicated herein. These representative holdings do not provide a complete portfolio overview but just a sampling of holdings. There can be no assurance that CĪON's future capital will be invested in a manner similar to the investments described herein.

2. Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less, and, on a look through basis, includes Total Return Swap ("TRS") reference assets, which are owned and held by a counterparty to the TRS agreement. Percentages represent approximate figures.
3. Information is based on the relative fair value of the underlying portfolio holdings.

ABOUT THE ADVISER: CĪON INVESTMENT MANAGEMENT ("CIM")

CĪON's adviser, CIM, an ICON Investments company, is a registered investment adviser. CIM oversees the management of CĪON's activities and is responsible for making its investment decisions for the portfolio. Founded in 1985, ICON is a leading provider of innovative alternative investment products to individual and institutional investors through publicly-registered programs, private funds and separately managed accounts. ICON and its affiliates have managed investments for more than 81,000 investors and made more than $4.5 billion in total investments. ICON, with 77 employees, is headquartered in New York City.

ABOUT THE SUB-ADVISER: APOLLO INVESTMENT MANAGEMENT ("AIM")

Apollo Global Management, LLC ("Apollo"), founded in 1990, is one of the world's largest alternative investment managers with significant scale, infrastructure and demonstrated investment experience. Apollo employs a value oriented investment philosophy to invest and manage funds on behalf of some of the world's most prominent pension and endowment funds as well as other institutional and individual investors. AIM, a subsidiary of Apollo, acts as CĪON's investment sub-adviser. AIM assists CIM, as well as draws from Apollo's 25 years of experience, to identify investment opportunities and make investment recommendations for the portfolio. Apollo has approximately $170 billion of Assets Under Management* and 945 employees in 15 offices around the world.

*As of December 31, 2015. Please refer to Apollo's latest periodic report, which is publicly available at www.sec.gov, for the definition of "Assets Under Management" or "AUM."

NOTE 1: Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with CĪON's distribution reinvestment plan then in effect and (ii) the fractional shares issued pursuant to the distribution reinvestment plan then in effect were issued at 95% from January 1, 2013 through September 30, 2013 and subsequently issued at 90% of the then public offering price on the date of purchase. The total investment return-net asset value for the period from January 31, 2012 (Inception) through December 31, 2012 was calculated by taking the difference between (i) the net asset value per share as of December 31, 2012 and (ii) the net asset value per share on the day CĪON commenced operations (December 17, 2012), and dividing such difference by the net asset value per share on the day CĪON commenced operations. The total investment return-net asset value does not consider the effect of the sales load from the sale of CĪON's common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full year are not annualized.

Continued from page 2: To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof. CĪON has not established limits on the amount of funds it may use from available sources to make distributions. Through December 31, 2014, a portion of CĪON's distributions resulted from expense reimbursements from IIG, and future distributions may result from expense reimbursements from IIG and AIM, each of which are subject to repayment by CĪON within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on CĪON's investment performance, and can only be sustained if CĪON achieves positive investment performance in future periods and/or IIG and AIM continue to make such expense reimbursements. Shareholders should also understand that CĪON's future repayments of expense reimbursements will reduce the distributions that they would otherwise receive. There can be no assurance that CĪON will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG and AIM have no obligation to provide expense reimbursements to CĪON in future periods.